SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): June 25, 2002 (June 26, 2002)


                     ENDO PHARMACEUTICALS HOLDINGS INC.
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           (Exact name of registrant as specified in its charter)


DELAWARE                     39040                              13-4022871
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(State or other      (Commission File Number)               (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                         19317
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(Address of principal executive offices)                        (Zip Code)


                               (610) 558-9800
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)






Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number       Description

       99.1          Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                     dated June 26, 2002


Item 9.  Regulation FD Disclosure.

         On June 26, 2002, the Registrant intends to make a slide presentation at the Wachovia Securities Nantucket Equity Conference in Nantucket, Massachusetts, a copy of which presentation is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ENDO PHARMACEUTICALS HOLDINGS INC.
                                                (Registrant)


                                    By: /s/ CAROL A. AMMON
                                        ----------------------------------
                                        Name:  Carol A. Ammon
                                        Title: President & Chief Executive
                                               Officer



Dated:  June 25, 2002


                             INDEX TO EXHIBITS

Exhibit No.           Description

       99.1           Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                      dated June 26, 2002